Exhibit 99.1

(NYSE-MKT: RLGT)

February 2014

Exhibit 99.1

This presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us and our affiliate companies, that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those identified in our other Securities and Exchange Commission filing and other public documents, including our Annual Report on Form 10-K filed on September 30, 2013, which can be found on our corporate Web site, www.radiantdelivers.com.

Our Mission

To build a global transportation and logistics company through organic growth and the strategic acquisition of best-of-breed non-asset based transportation and logistics providers.

Overview

What We Do

Non-Asset based 3rd Party Logistics Provider (3PL)

As we don’t own the transportation assets, our ongoing CAPEX requirements are minimal

Providing customized time critical domestic and int’l transportation and logistics solutions

Shipments are generally larger than shipments handled by integrated carriers of primarily small parcels such as UPS or Federal Express

From 90+ Company-owned and exclusive independent agent offices across North America

One of the largest network footprints in our industry

Servicing a diversified account base including manufactures, distributors and retailers

No single account is greater than 5% of our revenue

Leveraging a proprietary dedicated line haul network

Reaching 25 airports with regularly scheduled service

Using a network of independent carriers and international agents around the world

Resulting in an attractive business model with high level of operating flexibility

With relatively no direct or fixed operating costs, we enjoy a scalable business model that allows us to respond quickly in economic downtowns

We also enjoy significant operating leverage in an economic recovery

Background

In October of 2005, we launched Radiant Logistics, Inc. as a public company (OTC:RLGT) and in January of 2006, we acquired 100% of the stock of Airgroup Corporation, then generating +/-$50.0M in domestic and international freight forwarding revenues through a network of 34 exclusive agent offices across North America

Through organic expansion we generated run-rate revenues of +/- $100.0M for FYE June 30, 2008 from an expanded 40 location network

Acquired additional network brands in September of 2008, with Adcom Worldwide adding another 30 stations and contributing an additional +/- $60.0M in revenues and again in April of 2011, with Distribution By Air, adding another 26 stations contributing an additional +/- $90.0M in revenues

Acquired large individual station locations participating in competitor networks, with Laredo, TX-based, Isla International, Ltd in December of 2011 adding +/- $30.0 million in revenues and providing our gateway to Mexico and again in February of 2012 and with New York-JFK based, ALBS adding $20.0 million in revenues and serving as our strategic international gateway at JFK

In January of 2012, we completed our up-listing to the NYSE Marketplace (NYSE MKT: RLGT)

In late 2012, we began converting agent stations to company-owned stores , acquiring operating partners Marvir Logistics (Los Angeles, CA) and International Freight Systems (Portland, OR)

In October of 2013, we acquired Phoenix, AZ- based On Time Express giving us a proprietary dedicated line-haul network with regularly scheduled service to 25 airports across the country.

On Time Express – October 1, 2013

$20 million base purchase price structured with earn-outs

At closing $7.5 million in cash and $500,000 in Company common stock; $2.0 million payable in four quarterly installments commencing on the 90-day anniversary of the closing, and an additional $10.0 million payable over the next four years in a combination of cash and Company common stock based on the future performance of On Time

Additional performance-based incentive calculated as an amount equal to fifty (50%) percent of the amount, if any, by which the cumulative Adjusted EBITDA (as defined within the Stock Purchase Agreement) exceeds $16.0 million.

Non-asset based business model using owner-operators to provide dedicated line haul network with regularly schedule service to 25 airports

Delivering customized time critical domestic and international logistics solutions to an account base that includes customers in the aviation, aerospace, plastic injection molding, medical device, furniture and automotive industries

In addition to continuing to grow its own account base, On Time will provide transportation capacity to the Company’s 90+ locations across North America via its dedicated line haul network (LTL and Ground Expedite (deferred air)

A catalyst for margin expansion and a competitive differentiator to help us secure new end customers and attract additional agent stations to our network

Expected to to contribute an incremental $3.5-$4.0 million in adjusted EBITDA on approximately $26.0

- $28.0 million in revenues on an annual basis

On Time Express – Line Haul Network

Dedicated Line Haul Network supporting Radiant’s 90+ locations across North America.

Acquisition History

Revenue

$337MM 2013 $337 MM

2005 – 2013 On Time Radiant

Radiant Express Logistics

Logistics Pro forma

2012 Revenues

Organic Revenues

ALBS $28MM

2011 Revenues

Logistics

2011 ISLA Growth

Revenues

DBA Revenues $49MM

Distribution $20MM

2008 $25MM

Adcom Revenues

2006 Worldwide $92MM

Automotive Revenues

Services $60MM

$51MM Group

2005 Revenues

Revenues $12MM

$51MM

Timeline

2005 2006 2008 2011 2011 2012 2013 Present

Note: June 30 fiscal year end

Significant experience executing and integrating attractive acquisition targets

Strategic Direction – The “Gray Tail”

Structural changes resulting from industry deregulation (1) and the natural “graying” of industry pioneers provides an opportunity to support the logistics entrepreneur in transition

Uniquely positioned to bring value to the logistics entrepreneur

Leveraging our status as a public company to provide network participants with a framework to share in the value that they help create.

Solid platform in terms of network, people, process and technology to “scale” the business.

Ideal long term partner in terms of succession planning and liquidity

Systematically, we plan to convert key agent-based offices to company-owned offices and strategically acquire and integrate other additional non-asset based operations with a focus on international trade gateways, including Los Angeles, New York, Seattle, Chicago, Miami, Dallas and Houston

Radiant has identified and is in varying stages of due diligence with a select number of potential acquisitions

Structural changes within the freight forwarding community are under way as a result of deregulation in our industry 30 years ago

(1) Domestic All-Cargo Deregulation Statue of 1977 and 1979 Amendments to the Federal Aviation Action deregulated domestic cargo services in the U.S.

$21.0M in Non-Dilutive Growth Capital – December 2013

Redeemable, Perpetual Preferred Stock; publically traded as RLGT-PA

Dividends —9.75%, quarterly cash pay

Maturity – Perpetual

Redemption – Non-call 5 years, thereafter at par plus accrued and unpaid dividends

Use of Proceeds – Retired 13.5% mezzanine debt and substantially reduced amounts outstanding under the Company’s $30.0M senior credit facility with Bank of America.

The Company has meaningful access to low-cost capital via its senior facility with Bank of America to continue to execute its growth strategy.

The Network

The Radiant Network Brands

Dense Geographical Footprint – Over 90 Stations in the US

13 Company owned

stations in major

port and logistics

centers

79 Agent owned

stations in 27 states

Radiant’s growing

critical mass and

market reputation

makes it increasingly

attractive to new

agents looking to Agency Owned

join its network

Company Owned

Conversion of agent locations to company owned stores (through agent buyouts) represents high quality growth opportunity

Highly Diversified Customer Base

Industries Served

Radiant serves over 3,000 individual

customers

No single agency station accounts for

more than 5% of net revenues Manufacturing &

Aviation & Automotive Military & Government Consumer Goods

Top 5 agency stations account for less

than 20% of net revenues

Top 10 customers account for only Medical, Healthcare &

Industrial & Farm Electronics & High Tech

20% of net revenues Pharmaceuticals

Best in class customer service

Trade Shows, Events &

Oil & Gas/Energy Retail

Advertising

Network Attributes

Net Revenues by Geography Net Revenues by Location Ownership

Company

Owned

International 25%

30%

Domestic Independent

70% Agents

75%

Strong margin expansion potential in company-owned locations through agent conversions and reaching critical mass in international markets

Experienced Management Team

Bohn Crain

Chairman & CEO

Founder, Chairman and CEO since October 2005

20 years of industry and capital markets experience in transportation and logistics, including over 10 years at CSX

Bachelor of Business Administration with a focus on Accounting from the University of Texas

Todd Macomber

Senior Vice President and CFO

Senior Vice President and Chief Financial Officer since March 2011

Served as SVP and Chief Accounting Officer since Aug. 2010; VP and Corporate Controller since Dec. 2007

Bachelor of Arts with a focus on Accounting from Seattle University

Dan Stegemoller

COO of Radiant Global Logistics

Senior Vice President and Chief Operating Officer since August 2007

35 years of experience in the transportation industry including Forward Air and Federal Express

Bart Wilson

COO of On Time Express

Previously served as President and CEO of On Time Express

Arizona State University degree in Supply Chain Management

Scalable Technology Platform

Web Portal

(Unified User Interface)

Fulfillment/Order Mgmt

SAP Transportation

Accounting Management

Package

Warehouse Int’l Trade

Management Compliance

Intransit Visibility

In -Transit

Radiant enjoys a robust proven technology platform that can support its growth.

Financial Highlights

Consistent Revenue and Earnings Growth

$350 $337 $ 14.3 $ 15

$311

$297

$280 $ 12

$ 10.2 Adjusted

$210 $204 $9

$ 7.7

$ $7.1

$147 EBITDA

$137 2

$140 $6 $

Revenue in

$100 $4.1

$3.8

$76

Gross $70 $3 millions)

$27 $1.3 $1.5

$0.7

$0 $0

2006 2007 2008 2009 2010 2011 2012 2013 2013 Pro foma 1

Adjusted EBITDA 2 ($ millions)

Gross Revenue ($ in millions)

(1) Pro forma for the acquisition of On Time Express

(2) See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Company’s public filings for a reconciliation of EBITDA and Adjusted EBITDA to net income.

Revenue Adjusted EBITDA

Note: June 30 fiscal year end

Leveraging the Agent Based Model

FY 2011 Pro forma FY 2013

Purchased Purchased

$204MM Transportation $337MM Transportation

69.3% 71.8%

100% 100%

Agent

$63MM Commissions Agent

$95MM Commissions

$141MM $242MM

68.2% 1 55.8%1

30.7% 28.2% 1

1	14.7%

$43MM 20.7% 1 11.1% $53MM 29.5% 1 $14MM

$7MM

$13MM $28MM

Gross Net Radiant Adjusted Gross Revenues Net Radiant Adjusted

Revenues Revenues Personnel, SGA EBITDA Revenues Personnel, SGA EBITDA

Note: June 30 fiscal year end & Other Costs & Other Costs

Attracting new agents to the network increases earnings, and converting existing independent agents to company owned stores can further increase earnings dramatically

(1)	Expressed as a percentage of Net Revenues

The Benefits of Acquiring Agent Forwarders

Illustrative Example

$337MM Transportation Purchased Agent Financials

$53MM SG&A

Duplicative

back office

costs

$13MM

$40MM

Agent 20

$95MM Commissions

$242MM Commissions Agent Profit

Revenue

$53MM

$14MM

$28MM

Radiant Radiant Net Radiant Adjusted

Revenues Revenues Personnel, SGA EBITDA

& Other Costs

Benefit of the acquisition of independent agents:

Target well known to Radiant through longstanding relationship

Purchase multiple typically very accretive

Significant percentage of purchase price structured as an earn-out

Radiant captures agent profits and eliminates duplicative overhead

Retiring agent realizes a liquidity event

Radiant’s network of agents provides a pool of attractive acquisition opportunities

Adjusted EBITDA

(Amount in 000’s) Annual Quarterly Trend

FYE 6/30/13 FQE 3/31/13 FQE 6/30/13 FQE 9/30/13 FQE 12/31/13

(Actual) (Actual) (Actual) (Actual) (Estimated)

Revenue $ 310,835 $ 72,790 $ 80,719 $ 76,702 $ 80,000—$ 90,000

Net Income $ 3,657 $ 882 $ 2,352 $ 1,092 $751—$1,088

Interest expense—net 2,000 489 512 519 597

Income tax expense 2,371 1,167 1,262 651 478—685

Depreciation & Amortization 3,944 932 877 830 1,265

EBITDA $ 11,972 $ 3,470 $ 5,003 $ 3,092 $3,092—$3,635

Stock-based comp. and other non-cash charges 369 101 63 133 118

Acquisition related costs 105 13 52 66 75

Gain on litigation settlement (368) — — — -

Gain on change in contingent consideration (2,825) (675) (1,875) (195) 35

Lease termination costs 1,439 — — — -

Adjusted EBITDA $ 10,692 $ 2,909 $ 3,243 $ 3,096 $3,319—$3,863

Adjusted Net Income and Adjusted EPS

(Amount in 000's)	Annual		Quarterly Trend						
	FYE 6/30/13 (Actual)		FQE 3/31/13 (Actual)		FQE 6/30/13 (Actual)		FQE 9/30/13 (Actual)	FQE 12/31/13 (Estimated)
Net Income	$	3,657	$	882	$	2,352	$	1,092	$751 - $1,088
Net income per share									
Basic	$	0.11	$	0.03		$0.07		$0.03	$0.02 - $0.03
Diluted	$	0.10	$	0.02		$0.07		$0.03	$0.02 - $0.03
Weighted average share outstanding									
Basic shares		33,036,270		33,091,774		33,337,362		33,337,362	33,600,000
Diluted shares		35,493,359		35,748,483		36,013,623		35,987,483	36,250,000
Reconciliation of net income to adjusted net income:									
Net income	$	3,657	$	882	$	2,352	$	1,092	$751 - $1,088
Adjustments to net income:									
Income tax expense		2,371		1,167		1,262		651	479-685
Depreciation and amortization		3,944		932		877		830	1,265
Change in contingent consideration		(2,825)		(675)		(1,875)		(195)	-
Gain on litigation settlement		(368)		-		-		-	-
Lease termination costs		1,439		-		-		-	-
Acquisition related costs		105		14		52		65	-
Severance and transition costs		105		-		-		-	-
Non-recurring legal costs		306		78		103		16	75
Amortization of loan fees		281		72		74		78	75
Adjusted net income before taxes	$	9,015	$	2,470	$	2,845	$	2,537	$2,645 - $3,189
Provision for income taxes at 38%		3,426		939		1,081		964	1,004 - 1,211
Adjusted net income	$	5,589	$	1,531	$	1,764	$	1,573	$1,640 - $1,977
Adjusted net income per common share:									
Basic	$	0.17	$	0.05	$	0.05	$	0.05	$0.05 - $0.06
Diluted	$	0.16	$	0.04	$	0.05	$	0.04	$0.04 - $0.05

Page 23

RADIANT.

Understanding our Debt (Pro Forma for On Time and Preferred)

(Dollars in Millions) Pro Forma @ 10/1/13—Includes Preferred Raise and Caltius payoff as if occurred on 9.30.13

Preferred

BASE @ Equity PAY OFF

9.30.13 Raise (1) CALTIUS OTE (2) Total (3)

Senior Credit Facility $ 17.0 (19.3) (a) $ 8.0 $ — $ 5.7

Subordinated Debt 8.0 — (8.0) — $ -

Original Issue Discount (0.8) — 0.8 — $ -

Debt Issuance Costs (0.5) — 0.5 — $ -

Subordinated Debt, net 6.7 — (6.7) — -

Other Debt

Seller Notes 0.8 — — 2.0 $ 2.8

Due to shareholder 0.3 — — 1.3 $ 1.6

Lease Termination 0.8 — — — $ 0.8

Total Other Debt 1.9 — — 3.3 5.2

Total Debt per F/S (1) $ 25.6 $ (19.3) $ 1.3 $ 3.3 $ 10.9

Original Issue Discount 0.8 — (0.8) — $ -

Debt Issuance Costs 0.5 — (0.5) — $ -

Cash and cash equivalents (8.8) — — — $ (8.8)

Adjusted Debt, net of cash (1) $ 18.1 $ — $ (0.0) $ — $ 2.1

(1)	$21.0M in gross proceeds less underwriting discounts of approx $1.3M and other costs of approx. $0.4M.
(2)	$7.0M of the OTE purchase price was drawn against BofA credit facility at 9/30/13 in advance of the October close.
(2)	Excludes contingent purchase price on acquisitions.

Valuing Our Stock – EBITDA

(Dollars in Millions)

@8x @10x @12x

Run-Rate EBITDA 16.0 16.0 16.0

Valuation Multiple (8x-12x) 8x 10x 12x

Enterprise Value 128.0 160.0 192.0

Less:

Debt (2.1) (2.1) (2.1)

Redeemable Perpetual Preferred (21.0) (21.0) (21.0)

Value of Common Equity (1) 104.9 136.9 168.9

Fully Diluted Outstanding 36.8 36.8 36.8

Price per Share $ 2.85 $ 3.72 $ 4.59

(1)	Excludes contingent purchase on acquisitions.

Acquisition Verticals

Contract Customs Forwarding Truck Intermodal

Logistics Brokerage Brokerage (IMC)

Free- Agent

Standing Conversions

Forwarders Agent based

Forwarding

Networks

Leveraging the Platform to Create Shareholder Value

(Dollars in Millions) Adjusted

@10x Acquistions Pro Forma Synergies Pro Forma

Run-Rate EBITDA 16.0 12.0 28.0 2.0 30.0

Valuation Multiple (8x-12x) 10x 10x 10x

Enterprise Value 160 280 300

Less:

Debt (2.1) (30.0) (32.1) (32.1)

Redeemable Perpetual Equity (21.0) (21.0) (21.0)

Equity Value (1) 136.9 226.9 246.9

Fully Diluted Outstanding 36.8 36.8 36.8

Price per Share $ 3.72 $ 6.17 $ 6.71

(1)	Excludes contingent purchase on acquisitions.

Radiant Logistics – Investment Highlights

Non-asset based Transportation

Dense Geographical Footprint and Logistics Service Provider Proven M&A Capability

Over 90 Stations in the USA: • Low capital intensity offers strong cash • Completed 8 acquisitions since

13 Company owned locations flow characteristics and significant January 2006 flexibility in responding to, changing • Demonstrated ability to utilize an

79 Agent owned locations industries, and economic conditions acquisition strategy for growth

Highly Diversified Experienced Management Team

Customer Base and Professional Staff

Radiant serves over 3,000 Radiant continues to be led by its individual customers founder and CEO, Bohn Crain

No single agency station accounts ® Senior management team has over 50 for more than 5% of net revenues It’s the Network that Delivers! years of combined logistics experience

Best in class customer service Significant insider ownership of ~30%

Strong Financial Results Prudent Financial Management

• Over $300 million in gross revenues • +/- $16.0 Million in run-rate EBITDA

• 42% annual growth in revenue and 47% • Very low leverage with access to low growth in EBITDA since foundation cost capital to fund its growth strategy

®

It’s the Network that Delivers!

THANK YOU